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                                                               Exhibit 99.B10(a)


               [LETTERHEAD OF KRAMER LEVIN NAFTALIS & FRANKEL LLP]

                                  May 14, 1999

The Bear Stearns Funds
575 Lexington Avenue
New York, New York  10022

            Re:   The Bear Stearns Funds
                  Registration No. 33-84842
                  Post-Effective Amendment
                  to Registration Statement on Form N-1A

Gentlemen:

            We consent to the reference to our Firm as counsel in Post-Effective Amendment No. 22 to the Registration Statement on Form N-1A.

                              Very truly yours,

                              /s/ Kramer Levin Naftalis & Frankel LLP